Investors Conference

August 14, 2012

Introduction

*Edward H. Schaefer
     President and CEO

*Mark Oldenberg
     Chief Financial Officer

Forward Looking
Statements
Cautionary Note Regarding Forward Looking Statements

This presentation includes forward-looking statements about the financial condition, results of operations and business of Citizens Community Bancorp, Inc. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include words, "believe", "expect", “anticipate”, "intend", "plan", "estimate" or words of similar meaning, or future or conditional verbs such as, "would", "should", '"could", or "may," These forward-looking statements are intended to be covered by the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995.

Such forward-looking statements in this presentation are inherently subject to many uncertainties in our operations and business environment. These uncertainties include general economic conditions, in particular, relating to consumer demand for our products and services; our ability to maintain current deposit and loan levels at current interest rates; deteriorating credit quality, including changes in the interest rate environment reducing interest margins; prepayment speeds, loan origination and sale volumes, charge-offs and loan loss provisions; and other matters described in the Company's SEC filings, including under the section "Risk Factors" in Item 1A of the Company's Form 10-K Report for the fiscal year ending September 30, 2011. Shareholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. The forward-looking statements made herein are only made as of the date of this presentation and we undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances occurring after the date of this release.

Staying the Course
Through Challenging
Times
* Credit
* Financial Management
* Risk Management, Internal Audit and Compliance
* Sales Culture
* Outlook for 2012/2013
* Questions

CREDIT

Credit
Update

  2011 Represented the first complete year under revised underwriting standards.

●	Underwriting process was standardized and well defined procedures were implemented for loan approvals outside of policy.

●	A centralized loan support function was created to ensure proper underwriting and documentation.

●	A centralized collections area was created to take all collection activities out of the branches, creating a very productive approach.

Credit
Update

2012 Results reflect the benefits of the processes implemented during 2011.

●	Significant improvements in delinquencies has occurred.

●	Enhanced reporting in the areas of Concentrations and Risk Ratings have been implemented.

●	Consistent underwriting has lead to better loan decisions.

Credit
Delinquency

	June 2012	September 2011	December 2010
91 Plus	$3,438,222	$4,400,025	$7,219,179
(without OREO and OCO)	0.80%	1.02%	1.60%

OREO	$904,576	$1,153,489	$240,300

OCO	$97,062	$207,025	$278,977

90 Plus	$4,439,860	$5,760,539	$7,738,456
(including OREO and OCO)	1.03%	1.33%	1.59%

Net Charge Off	$285,043	$296,257	$579,770

61 Plus	$4,956,214	$7,145,204	$9,447,754
	1.15%	1.65%	2.09%

31-60 Day	$4,516,407	$6,383,956	$8,097,883
	1.05%	1.48%	1.79%
All percentages shown are as a percent of total loans.

*
In 2012 we utilized a third party to analyze our loan portfolio and have implemented a loan risk rating system to further monitor credit risk and concentrations. Another third party review will take place in calendar 2012 to monitor any trends.  The 2012 analysis estimated future charge offs by using historical information from the previous two years.

*
We continue to build our allowance for loan losses through recording provisions for loan losses in excess of current net charge offs.  We anticipate our provision levels will be sufficient as not to require excess provisions in the second half of calendar year 2012.

FINANCIAL
MANAGEMENT

Financial
Management
2011 Initiatives

* Strengthened Capital
* Maintained Balance Sheet Liquidity
* Reduced Risk
* Earnings

Financial
Management
2012 Initiatives

Balance Sheet Management:

● Capital Preservation
● Cash Management
● Reduce Cost of Funds
● Interest Rate Risk Management
● Earnings

Financial
Management
Capital
September 2011 compared June 2012

Maintain Asset Size
● $537 million compared to $534 million

Tier 1 Capital
● 10.1%  compared to  10.0%
Regulatory well capitalized is 8.0%

Risk Based Capital
● 14.1%  compared to  15.0%

Equity to Assets
● 9.86%  compared to  10.14%

Financial
Management

Cash Management
September 2011 compared to June 2012

Cash & Cash Equivalents
● $31.8 million compared to $20.9 million

Shortened Asset Duration

Liquidity Ratio
● 11.54% versus Minimum of 10.0%

Financial
Management
Cost of Funds / Net
Interest Income

Concentrate on Relationships vs. Accounts

● Cost of Deposits declined from 1.45% to 1.19% from June 30, 2011 to June 30, 2012

Borrowed Funds

● FHLB Advances declined from 4.43% to 3.04% from June 30, 2011 to June 30, 2012

Net Interest Margin has increased to 3.92% compared to 3.66% from June 2011 to June 2012

Financial
Management

Earnings

Three Months Ended
	30-June-12	30-June-11
Net Income	$ 349	$ 176
Income Tax	$ 237	$ 127
Provision Loan Loss	$ 900	$ 1,364
Gain on Sale of AFS Securities	$ (11)	$ (281)

Net Inc. / Less One Time Items	$ 1,475	$ 1,386

RISK MANAGEMENT,
INTERNAL AUDIT &
COMPLIANCE

Risk Management,
Internal Audit and
Compliance

Enterprise Risk
Management (ERM)

Revised and Improved ERM Program

● Identify Risk & Opportunities
● Assess Vulnerabilities & Strengths
● Add Value
● Mitigating Losses
● Maximizing Income

Risk Management,
Internal Audit and
Compliance

Audit

Completed New Risk Assessment

● Partnering with External Consulting Firm to develop audit plan for the next three years

Reporting Results

● Issue Audit Reports as Planned
● Addressed all Examination Findings

Risk Management,
Internal Audit and
Compliance
Compliance
Audit Committee Driven Initiatives

● Established Separate Department
● Hired Two Full Time Compliance Professionals
● Updated policies, procedures and charter
● Implemented Training Task Force

SALES
CULTURE

Sales Culture
Restructure
Sales Team

Reorganized and consolidated branch management hierarchy based on geographic location

Created better efficiencies with District manager system

Reassigned supervision responsibilities for branch network to Divisional Managers

Sales Culture
Introduce Sales and
Service Model

Applies to all branch management, personal bankers and tellers

Provides uniform, structured and goal-oriented approach to every customer interaction

Identifies potential cross-selling opportunities

Allows for accountability metrics to all sales personnel

Sales Culture

Redefined Metrics

Monthly sales goals outlined by Personal Banker/Branch/District & Division

Goals for personal and real estate loans

Goals for deposit account openings and core deposit gathering

Metrics outlined for increasing products/services per customer

Sales Culture
New Products and
Services Introduced

E-Statements

Mobile Banking

New Freedom and Traditional Accounts

CCF Website upgraded and enhanced

Pop-Money

Outlook for
2012 / 2013

Outlook for 2012/2013

Maintain or enhance policies and procedures to minimalize risk throughout our enterprise.

Attempt to generate modest loan and deposit growth, fully implementing our sales and service model.
● Showing an emphasis on indirect loan program and cross selling opportunities
● Add small business lending and deposit capabilities

Manage and maintain our net interest margin in a very competitive lending environment.

Outlook for 2012/2013

Effectively manage our investment portfolios and FHLB borrowing
● $10.85 million of high rate FHLB bonds roll off by December 2013

Enhance our non-interest income
● Better management of depository accounts
● Secondary market lending

Focus on Expense Reduction

Explore and evaluate strategic growth opportunities that make sense from both risk and value perspectives

Questions